UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 31, 2010

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on January 31, 2010, the Board of Directors of Jones Apparel Group, Inc. (the "Company") appointed Richard Dickson the President and Chief Executive Officer - Branded Businesses of the Company, effective February 8, 2010. As of February 8, 2010, Wesley R. Card, currently President and Chief Executive Officer of the Company, will no longer serve as the Company's President but will remain Chief Executive Officer of the Company.

Business Experience and Other Information Regarding Mr. Dickson

From September 2008 until his appointment at the Company, Mr. Dickson, age 41, served as General Manager and Senior Vice President, Barbie, at Mattel, Inc. ("Mattel"), where he had responsibility for the Barbie brand globally and oversaw a global team of more than 350 people, including three senior vice presidents and six vice presidents. Mr. Dickson served as Senior Vice President, Marketing Media & Entertainment Worldwide, Mattel Brands from August 2005 to September 2008, and as Senior Vice President, Mattel Brands Consumer Products from May 2003 to August 2005. Prior to joining Mattel, Mr. Dickson spent more than 10 years at Bloomingdale's in a variety of positions and launched Gloss.com, an e-commerce beauty website which was co-founded by Mr. Dickson and acquired by Estee Lauder Companies.

Material Plans, Contracts or Arrangements with Mr. Dickson

On January 31, 2010, the Company entered into an employment agreement with Mr. Dickson effective as of February 8, 2010 (the "Employment Agreement"), with respect to his employment as President and Chief Executive Officer - Branded Businesses. Capitalized terms used in this summary but not otherwise defined herein shall have the meanings attributed to them in the Employment Agreement.

The term of the Employment Agreement is for three years ending on December 31, 2012, unless renewed for an additional 12-month period at the Company's option.

Mr. Dickson's annual salary under the Employment Agreement will not be less than $1,000,000, and he is entitled to receive annual bonuses in accordance with the Company's 2007 Executive Annual Cash Incentive Plan (the "Cash Incentive Plan"). He will be eligible to receive a target cash incentive award for 2010 under the Cash Incentive Plan of 90% of his base salary, conditioned on attainment of the same performance goals as those established for the Company's Chief Financial Officer and General Counsel and provided that Mr. Dickson has not resigned without Good Reason or that his employment has not been terminated for Cause prior to December 31, 2010. In addition, Mr. Dickson will receive a sign-on bonus of $455,000, payable in February 2010, which is to be repaid to the Company in the event that Mr. Dickson receives an annual bonus for 2009 from Mattel. Mr. Dickson will be entitled to receive an annual automobile allowance of $18,000, payment of certain relocation expenses, and other perquisites, as well as participation in savings and retirement programs and welfare plans and programs, generally available to other senior executives of the Company.

Mr. Dickson will be eligible to participate in the Company's 2009 Long Term Incentive Plan (the "LTIP"). For 2010, he will be awarded a grant of performance-based restricted stock under the LTIP equal in value to $1.8 million, representing 200% of Mr. Dickson's target bonus potential (i.e., his base salary multiplied by a percentage not less than 90% multiplied by 200%). Vesting restrictions as to those shares will lapse on the second business day immediately following the Company's public announcement of fourth quarter financial results for the year 2012, provided that the Company achieves the same performance targets established for vesting of the shares of restricted stock granted to the Company's Chief Financial Officer and General Counsel in 2010 and provided that Mr. Dickson has not resigned without Good Reason or that his employment has not been terminated for Cause prior to December 31, 2010. To replace certain equity compensation forfeited by Mr. Dickson due to his resignation from Mattel, Mr. Dickson will also receive a grant of 100,000 shares of restricted stock, which will vest in equal thirds on the second day following the Company's public announcement of financial results for each of 2010, 2011 and 2012, provided that Mr. Dickson is employed by the Company on December 31 of the applicable year or has resigned for Good Reason or been terminated without Cause.

Additional information about the Company's Cash Incentive Plan, LTIP and other executive compensation, benefits and perquisite arrangements is available in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2009.

If the Company terminates Mr. Dickson's employment for Cause or if he resigns without Good Reason, Mr. Dickson will receive only his unpaid salary through the date of termination or resignation. If Mr. Dickson's employment terminates before the end of the term due to death or Disability, the Company will pay him or his estate, as applicable, (i) any unpaid salary through the date of termination, (ii) an additional six months of salary and (iii) his target bonus (based on 100% of his annual salary at the time of termination) (the "Target Bonus"), prorated through the date of termination. If the Company terminates Mr. Dickson's employment without Cause or Mr. Dickson resigns for Good Reason and no Change in Control has occurred, he will receive (i) any unpaid salary through the date of termination, (ii) the bonus earned for the calendar year in which termination occurs (based on the extent to which the performance goals for that year are satisfied), prorated for the portion of that year preceding termination, (iii) for each month during the remainder of the term of the Agreement, his monthly salary at the time of termination plus 1/12 of the Target Bonus, (iv) continued participation in benefit plans for the remainder of the term of the Agreement and (v) reimbursement for up to $10,000 of executive outplacement services. In no event, including at the expiration of the Employment agreement, shall he receive less than 12 months of such salary or benefits.

If the Company terminates Mr. Dickson's employment without Cause or Mr. Dickson resigns for Good Reason following a Change in Control, he will receive (i) any unpaid salary through the date of termination, (ii) the Target Bonus, prorated through the date of termination, (iii) a lump sum equal to three times 200% of Mr. Dickson's annual salary at the time of termination, (iv) reimbursement for up to $10,000 of executive outplacement services and (v) a lump sum equal to the Company's cost for his continued health insurance, life insurance and retirement benefits for the remainder of the term of the Agreement.

The Employment Agreement also provides for vesting of all previously unvested options and restricted stock upon (i) termination of Mr. Dickson's employment due to Retirement, death or Disability, (ii) a Change in Control, (iii) resignation by Mr. Dickson for Good Reason or (iv) termination by the Company without Cause, except that in the case of Retirement, termination without Cause (other than following a Change in Control) or termination for Good Reason (other than following a Change in Control), restricted stock awards that are intended to satisfy the requirements for "qualified performance-based compensation" (within the meaning of Treasury Regulation Section 1.162-27(e)) will vest only to the extent to which the performance goals for the applicable performance period are satisfied. In the case of Retirement, Disability or "Change in Control," any accelerated options are exercisable during the remaining original option term (or, if shorter, for three years following death).

The Employment Agreement also contains non competition restrictions during Mr. Dickson's employment and for the duration of the severance period (i.e., the period from the termination date through the expiration of the term of the Employment Agreement), provided that the Company is making the payments due to him (as described above). Mr. Dickson is also prohibited from interfering in the employment of the Company's employees during the period ending two years after the severance period.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the appointment of Mr. Dickson discussed above, on February 3, 2010, the Board of Directors of the Company approved amendments to Article VII of the Company's Amended and Restated By-Laws, effective February 8, 2010. Section 7.4 was amended and a new Section 7.5 was added to separate the offices of Chief Executive Officer and President. Other sections under Article VII were amended to make related and conforming changes. The amended Article VII will read in its entirety as follows:

"ARTICLE VII - OFFICERS

        7.1 Officers. The officers of the corporation shall be chosen by the Board of Directors and shall include a Chairman, Chief Executive Officer, President, Treasurer, Secretary, and such Vice Presidents and assistant officers as the Board of Directors may determine to be necessary or appropriate. If the Board of Directors so determines, the officers may include a Chief Operating Officer and a Chief Financial Officer. Any two or more offices may be held by the same person.

        7.2 Election and Term.

        A. The Chairman, Chief Executive Officer, President, each Vice President, the Chief Operating Officer, if any, the Chief Financial Officer, if any, Treasurer and Secretary shall be elected by the Board of Directors at its annual meeting and shall serve for terms of one year, or until their successors are duly elected and qualified. All assistant officers shall be elected or appointed at such times and for such terms as the Board of Directors may determine.

        B. A vacancy in any office shall be filled by the Board of Directors.

        7.3 Chairman. The Chairman shall preside at all meetings of the Board of Directors. He or she may execute on behalf of the corporation all bonds, mortgages, contracts, and other documents, except for such documents required by law to be otherwise executed or where the execution thereof shall be delegated by the Board of Directors to another officer.

        7.4 Chief Executive Officer. The Chief Executive Officer shall have the general direction and control of the affairs of the corporation, and he or she shall have the authority and duties generally invested in the chief executive officer of publicly-traded corporations of similar size to the corporation. The Chief Executive Officer shall be the chief external representative of the corporation and shall report solely and directly to the Board of Directors. The Chief Executive Officer may execute on behalf of the corporation all bonds, mortgages, contracts, and other documents, except where such documents are required by law to be otherwise executed or when the execution thereof shall be delegated by the Board of Directors to another officer.

        7.5 President. The President shall have such authority and duties as shall from time to time be assigned to him or her by the Board of Directors or the Chief Executive Officer. The President shall report to the Chief Executive Officer. The President may execute on behalf of the corporation all bonds, mortgages, contracts and other documents, except where such documents are required by law to be otherwise executed or when the execution thereof shall be delegated by the Board of Directors to another officer. If no Chief Executive Officer has been elected by the Board, the President shall also exercise the powers and perform the duties of the Chief Executive Officer.

        7.6 Chief Operating Officer. The Chief Operating Officer, if any, shall have the authority and duties generally invested in the chief operating officer of publicly-traded corporations of similar size to the corporation, as such duties may be modified from time to time by the Board of Directors or Chief Executive Officer.

        7.7 Chief Financial Officer. The Chief Financial Officer, if any, shall have the authority and duties generally invested in the chief financial officer of publicly-traded corporations of similar size to the corporation, as such duties may be modified from time to time by the Board of Directors or Chief Executive Officer.

        7.8 Vice Presidents. The Vice Presidents, if any, shall perform such duties as may be delegated to any of them by the Board of Directors, Chief Executive Officer or the President.

        7.9 Treasurer. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects of the corporation in separate accounts or depositaries in the name of and to the credit of the corporation as shall be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors for such disbursements and shall render to the Board of Directors, whenever it may so require it, an account of all his or her transactions as Treasurer and of the financial condition of the corporation.

        7.10 Secretary. The Secretary shall attend all meetings of the Board of Directors and record all votes of the corporation and the minutes of all transactions in a book to be kept for that purpose and perform like duties for committees of the Board of Directors, if and when required. He or she shall give, or cause to be given, notice of all meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer. He or she shall keep, or cause to be kept, in safe custody the corporate seal and, when authorized to do so by the Board of Directors, affix the same to any instrument requiring it and attest to it by his or her signature.

        7.11 Assistant Officers. Assistant officers, who may include a controller, shall perform such functions and have such responsibilities as the Board of Directors may determine."

Amended and Restated By-Laws reflecting the foregoing will be filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated as of January 31, 2000, between Jones Apparel Group, Inc. and Richard Dickson.+

______________

+	Management contract or compensatory plan or arrangement.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: February 4, 2010

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement dated as of January 31, 2000, between Jones Apparel Group, Inc. and Richard Dickson.+

_____________________

+	Management contract or compensatory plan or arrangement.

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